UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2012

Uranium Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX		75067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(972) 219-3330

Not Applicable

Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Merger Agreement

On March 1, 2012, Uranium Resources, Inc., a Delaware corporation (“URI”), and URI Merger Corporation, a Nevada corporation and an indirect wholly-owned subsidiary of URI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Neutron Energy, Inc., a Nevada corporation (“Neutron”).  Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Neutron (the “Merger”), with Neutron continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of URI.

Upon the consummation of the Merger (the “Effective Time”), each share of Neutron’s common stock (“Neutron Common Stock”) (other than dissenting shares or shares held by URI or its subsidiaries) will be converted into the right to receive a pro-rata portion of 3,837,061shares of common stock, par value $0.001 per share of URI (“URI Common Stock”), calculated by dividing 3,837,061 by the number of shares of Neutron Common Stock issued and outstanding immediately prior to the Effective Time.  No fractional shares of URI Common Stock will be issued. The Merger will not qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Neutron is a foreign real property holding company.  As a result, URI will withhold 10% of the shares of URI Common Stock to be issued to certain Neutron shareholders who are foreign shareholders and who have not obtained a certificate of exemption from the Internal Revenue Service.

Each of URI, Merger Sub and Neutron has made customary representations and warranties and covenants in the Merger Agreement.  The completion of the Merger is subject to various closing conditions, including, without limitation, (a) adoption of the Merger Agreement by Neutron’s shareholders, (b) approval by URI’s stockholders of the issuance of URI Common Stock in the Merger and the related transactions described herein, (c) the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (d) the effectiveness of the registration statement on Form S-4 in connection with the issuance of URI Common Stock in the Merger, (e) approval by NASDAQ with respect to the listing of the shares of URI Common Stock to be issued in the Merger, (f) subject to certain exceptions, the accuracy of the representations and warranties of each party, (g) performance in all material respects of each party of its obligations under the Merger Agreement, and (h) the effectiveness of certain transactions contemplated by the other agreements described herein.

The Merger Agreement contains certain termination rights for both URI and Neutron. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, Neutron will be required to pay a termination fee of $1,403,568, of which 70% is payable to URI and 30% to Resource Capital Fund V L.P.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Board of Directors of URI has unanimously approved the Merger and related transactions described herein.  Subject to shareholder approval, the Merger is expected to close in the third quarter of 2012.

Neutron Shareholder Voting Agreement

In connection with the execution of the Merger Agreement, on March 1, 2012, URI and the following shareholders of Neutron: Primary Corp., Roytor & Co FBO Passport Global Mstr Fnd SPC for and on behalf of Portfolio A Global Strategy, Roytor & Co FBO Passport Materials Mstr Fund LP, The Kelsey Lua Boltz Revocable Trust, Gary C. Huber, Jerry Nelson, John Campbell and Edward M. Topham (collectively, the “Consenting Shareholders”), entered into a Shareholder Voting Agreement (the “Voting Agreement”) under which the Consenting Shareholders agreed to vote a number of their shares of Neutron Common Stock representing 44.87% of the issued and outstanding shares of Neutron Common Stock in favor of adoption of the Merger Agreement and the Merger and against certain actions or competing proposals that could breach or interfere with the Merger Agreement. The Voting Agreement will terminate upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) at the option of each Consenting Shareholder, the execution or granting of any amendment, modification, change or waiver with respect to the Merger Agreement subsequent to the date of the Voting Agreement that results in any decrease in the number of shares of URI Common Stock to be paid per share of Neutron Common Stock held by the Consenting Shareholders or any changes in the form of consideration to be received by the holders of such shares in the Merger or is otherwise materially adverse to Neutron’s shareholders.  Pursuant to the Voting Agreement, the Consenting Shareholders also agreed not to transfer or dispose of any of their Neutron Common Stock, enter into any voting arrangement or grant any proxies with respect to their Neutron Common Stock.  A copy of the Shareholder Voting Agreement is attached hereto as Exhibit 10.1.

Neutron Settlement and Release Agreements

Concurrently with the execution of the Merger Agreement, on March 1, 2012, URI, Neutron and the following claimholders of Neutron: Kelsey Boltz, Gary Huber, James Graham, Edward Topham, John K. Campbell, Jerry Nelson, Henry G. Grundstedt, and Carolyn C. Loder (the “Releasors”) entered into a Release Agreement (the “Release Agreement”), and URI, Neutron, and Nuclear Fuel Cycle Consulting, LLC entered into a Settlement Agreement (the “Settlement Agreement”).   Pursuant to the Release Agreement each Releasor, and pursuant to the Settlement Agreement, Nuclear Fuel Cycle Consulting, LLC, has agreed at the Effective Time of the Merger, subject to the conditions in the respective agreements, to release, in full and complete settlement, any claims against Neutron.  A copy of the Release Agreement is attached hereto as Exhibit 10.2 and a copy of the Settlement Agreement is attached hereto as Exhibit 10.3.

URI Common Stock Offering to Resource Capital Fund V L.P.

Investment Agreement

In connection with the execution of the Merger Agreement, on March 1, 2012, URI and Neutron entered into an Investment Agreement (the “Investment Agreement”) with Resource Capital Fund V L.P. (“RCF”).  Subject to the conditions therein, concurrent with the closing of the Merger, RCF has agreed to purchase 24,638,673 shares of URI Common Stock for $20,000,000.  The proceeds will be used by URI to partially repay a loan due to RMB Australia Holdings Limited by Neutron as described below.  In addition and subject to the conditions therein, RCF has agreed to purchase up to an additional $15,000,000 in URI Common Stock, divided in two tranches, for the purpose of funding the working capital of URI and Neutron.  The first tranche of this private placement must occur within ten business days of March 1, 2012 and is for purchase by RCF of 10.3 million shares of URI Common Stock for $10,000,000 in cash consideration.  Up to $4.5 million of the proceeds will be used to fund the working capital needs of Neutron prior to closing of the Merger pursuant to the Credit and Funding Agreement described below.  As part of the second tranche of this private placement, upon completion of the Merger, URI, at its option, may sell an additional $5 million of common stock to RCF at a per share price equal to the lower of $0.9747 or the volume-weighted average price of URI Common Stock for the twenty trading days preceding the closing of the Merger.

All shares of URI Common Stock to be issued to RCF in connection with the Investment Agreement will be through one or more offerings exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) under Section 4(2) of the Securities Act.  RCF has represented to URI that RCF is an “accredited investor” as defined in Regulation D under the Securities Act.  A copy of the Investment Agreement is attached hereto as Exhibit 10.4.

Stockholders’ Agreement

In connection with the execution of the Investment Agreement, on March 1, 2012, URI entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with RCF. Under the Stockholders’ Agreement, RCF will be entitled to have one designee placed in nomination for a seat on the URI Board of Directors at the 2012 Annual Meeting.  RCF is also granted the right to participate in future equity offerings by URI in proportion to its percentage ownership of the outstanding shares of URI Common Stock.   A copy of the Stockholders’ Agreement is attached hereto as Exhibit 4.1.

Registration Rights Agreement

In connection with the execution of the Investment Agreement, on March 1, 2012, URI entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with RCF, pursuant to which RCF is granted certain registration rights with respect to the shares of URI Common Stock issued under the Investment Agreement.  The Registration Rights Agreement obligates URI to file immediately following the consummation of the Merger a registration statement to enable RCF to sell its URI Common Stock in a continuous offering under Rule 415 of the Securities Act. In addition, the Registration Rights Agreement provides that RCF has certain demand registration rights and the right to include its shares of URI Common Stock in any other registration statement that URI should file under the Securities Act. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2.

Credit and Funding Agreement

In connection with the execution of the Merger Agreement, on March 1, 2012, URI, Neutron and Cibola Resources LLC entered into a Credit and Funding Agreement (the “Credit and Funding Agreement”).  Under the Credit and Funding Agreement, during the period from March 1, 2012 until the Effective Time of the Merger, URI has agreed to loan to Neutron up to $4.5 million to fund Neutron’s working capital needs during that period, including its transaction costs for the Merger.  The loans will be secured by a security interest in certain of Neutron’s real and personal property, to be shared by RMB and URI on a pari passu basis in the event that the Merger is not consummated and RMB and URI foreclose on the collateral.  A copy of the Credit and Funding Agreement is attached hereto as Exhibit 10.5.

In connection with the execution of the Credit and Funding Agreement, on March 1, 2012, URI and Neutron entered into a Pledge and Security Agreement (the “Pledge and Security Agreement”).  Under the Pledge and Security Agreement, URI has acquired a security interest in all personal property and fixtures of Neutron to secure the loans provided pursuant to the Credit and Funding Agreement. A copy of the Pledge and Security Agreement is attached hereto as Exhibit 10.6.

Neutron Debt Restructuring

As background, Neutron had approximately $28 million in debt outstanding owed to RMB Australia Holdings, Ltd. (“RMB”) as of December 31, 2011.  As part of the Investment Agreement with RCF, RCF will provide URI with $20 million in equity financing, which will be used to partially repay the existing RMB loan.  The remainder of Neutron debt owed to RMB will be converted into 8,361,327 shares of URI Common Stock.  Once the transactions are consummated, URI will acquire Neutron on a debt-free basis.

Forbearance and Debt Conversion Agreement

In connection with the execution of the Merger Agreement, on March 1, 2012, URI, Neutron and Cibola Resources, LLC entered into a Forbearance and Debt Conversion Agreement (the “Forbearance and Debt Conversion Agreement”) with RMB and RMB Resources, Inc.  The Forbearance and Debt Conversion Agreement provides that RMB will forbear from exercising any rights in respect of existing defaults under Neutron’s existing RMB loan facility until the closing of the Merger, subject to RMB’s right to terminate its forbearance upon the occurrence of certain events.  RMB has also agreed to accept, upon the closing of the Merger, $20,000,000 in cash plus 8,361,327 shares of URI Common Stock in full satisfaction of the approximately $28 million of Neutron debt.  The Forbearance and Debt Conversion Agreement provides for the right of RMB to have its shares of URI Common Stock registered for resale on similar terms to that set forth for RCF, as well as certain demand and piggyback registration rights.

All shares of URI Common Stock to be issued to RMB in connection with the Forbearance and Debt Conversion Agreement will be through an offering exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.  RMB has represented to URI that it is an “accredited investor” as defined in Regulation D under the Securities Act.  A copy of the Forbearance and Debt Conversion Agreement is attached hereto as Exhibit 10.7.

Intercreditor Agreement

In connection with the execution of the Credit and Funding Agreement, on March 1, 2012, URI, Neutron and Cibola Resources, LLC entered into an Intercreditor Agreement (the “Intercreditor Agreement”) with RMB and RMB Resources, Inc.  Under the Intercreditor Agreement, URI and RMB have agreed to share (in the event the Merger is not consummated and URI’s and RMB’s loans to Neutron are foreclosed) in the collective collateral securing RMB’s existing approximately $28 million loan to Neutron and URI’s up to $4.5 million loan.   RMB and URI would share in the proceeds of any foreclosure on a pari passu basis.  URI has agreed that it may not institute foreclosure proceedings without the consent of RMB until the passage of 180 days.  A copy of the Intercreditor Agreement is attached hereto as Exhibit 10.8.

Item 3.02             Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference to this Item 3.02.

Additional Information

In connection with the proposed Merger, URI will file a registration statement on Form S-4, a joint proxy statement/prospectus and other relevant documents with the Securities and Exchange Commission (the “SEC”).  Stockholders are urged to read the registration statement and joint proxy statement/prospectus when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  The registration statement and joint proxy statement/prospectus, once available, as well as other filings containing information about URI and Neutron, can be obtained without charge at the SEC’s website (http://www.sec.gov) or by directing a request to URI: Deborah K. Pawlowski, 716.843.3908, dpawlowski@keiadvisors.com.

URI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of URI in connection with the proposed transaction.  Information about the directors and executive officers of URI is set forth in the proxy statement for URI’s 2011 annual meeting of stockholders, as filed with the SEC on April 29, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.  Investors may obtain free copies of these documents as described above.

Forward-Looking Statements; Safe Harbor Statement

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are subject to risks, uncertainties and assumptions and are generally identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “could,” and other similar words.  All statements addressing operating performance, events, or developments that URI expects or anticipates will occur in the future, including but not limited to statements relating to expected strategic and other  benefits from the transaction, the anticipated timing of the closing of the merger, statements set forth in the CEO quotes, URI’s mineralized uranium materials, timing of receipt of mining permits, production capacity of mining operations planned for properties in South Texas and New Mexico, planned dates for commencement of production at such properties, revenue, cash generation and profits are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include, but are not limited to, the spot price and long-term contract price of uranium, weather conditions, operating conditions at URI’s mining projects, government regulation of the mining industry and the nuclear power industry, world-wide uranium supply and demand, availability of capital, timely receipt of mining and other permits from regulatory agents and other factors which are more fully described in URI’s documents filed with the Securities and Exchange Commission.  Should one or more of these risks or uncertainties materialize, or should any of URI’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on URI’s forward-looking statements. Except as required by law, URI disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this news release.

Item 9.01             Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 2.1:	Agreement and Plan of Merger, dated as of March 1, 2012, by and among Uranium Resources, Inc., URI Merger Corporation and Neutron Energy, Inc.

	Exhibit 4.1:	Stockholders’ Agreement, dated as of March 1, 2012, by and between Uranium Resources, Inc. and Resource Capital Fund V L.P.

	Exhibit 4.2:	Registration Rights Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc. and Resource Capital Fund V L.P.

	Exhibit 10.1:	Shareholder Voting Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc. and certain specified shareholders of Neutron Energy, Inc.

Exhibit 10.2:
Release Agreement, dated as of March 1, 2012, by and between Kelsey Boltz, Gary Huber, James Graham, Edward Topham, John K. Campbell, Jerry Nelson, Henry G. Grundstedt, and Carolyn C. Loder , Neutron Energy, Inc. and Uranium Resources, Inc.

	Exhibit 10.3:	Settlement Agreement, dated as of March 1, 2012, by and among Nuclear Fuel Cycle Consulting, LLC, Neutron Energy, Inc. and Uranium Resources, Inc.

	Exhibit 10.4:	Investment Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc., Neutron Energy, Inc. and Resource Capital Fund V L.P.

Exhibit 10.5:	Credit and Funding Agreement, dated as of March 1, 2012, by and among Neutron Energy, Inc., Cibola Resources LLC and Uranium Resources, Inc.

Exhibit 10.6:	Pledge and Security Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc. and Neutron Energy, Inc.

Exhibit 10.7:
Forbearance and Debt Conversion Agreement, dated as of March 1, 2012, by and among RMB Australia Holdings, Ltd., RMB Resources, Inc., Uranium Resources, Inc., Neutron Energy, Inc. and Cibola Resources, LLC.

Exhibit 10.8:	Intercreditor Agreement, dated as of March 1, 2012, by and among RMB Australia Holdings, Ltd., Uranium Resources, Inc., Neutron Energy, Inc., Cibola Resources, LLC and RMB Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated: March 7, 2012	By:	/s/Thomas H. Ehrlich

Name: Thomas H. Ehrlich
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 2.1:	Agreement and Plan of Merger, dated as of March 1, 2012, by and among Uranium Resources, Inc., URI Merger Corporation and Neutron Energy, Inc.

Exhibit 4.1:	Stockholders’ Agreement, dated as of March 1, 2012, by and between Uranium Resources, Inc. and Resource Capital Fund V L.P.

Exhibit 4.2:	Registration Rights Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc. and Resource Capital Fund V L.P.

Exhibit 10.1:	Shareholder Voting Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc. and certain specified shareholders of Neutron Energy, Inc.

Exhibit 10.2:
Release Agreement, dated as of March 1, 2012, by and between Kelsey Boltz, Gary Huber, James Graham, Edward Topham, John K. Campbell, Jerry Nelson, Henry G. Grundstedt, and Carolyn C. Loder , Neutron Energy, Inc. and Uranium Resources, Inc.

Exhibit 10.3:	Settlement Agreement, dated as of March 1, 2012, by and among Nuclear Fuel Cycle Consulting, LLC, Neutron Energy, Inc. and Uranium Resources, Inc.

Exhibit 10.4:	Investment Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc., Neutron Energy, Inc. and Resource Capital Fund V L.P.

Exhibit 10.5:	Credit and Funding Agreement, dated as of March 1, 2012, by and among Neutron Energy, Inc., Cibola Resources LLC and Uranium Resources, Inc.

Exhibit 10.6:	Pledge and Security Agreement, dated as of March 1, 2012, by and among Uranium Resources, Inc. and Neutron Energy, Inc.

Exhibit 10.7:
Forbearance and Debt Conversion Agreement, dated as of March 1, 2012, by and among RMB Australia Holdings, Ltd., RMB Resources, Inc., Uranium Resources, Inc., Neutron Energy, Inc. and Cibola Resources, LLC.

Exhibit 10.8:	Intercreditor Agreement, dated as of March 1, 2012, by and among RMB Australia Holdings, Ltd., Uranium Resources, Inc., Neutron Energy, Inc., Cibola Resources, LLC and RMB Resources, Inc.